Exhibit 99.2

QUARTERLY FINANCIAL SUPPLEMENTAL | **DECEMBER 31, 2017**

KITE

QUARTERLY FINANCIAL SUPPLEMENTAL – DECEMBER 31, 2017

PAGE NO.	TABLE OF CONTENTS

3	Earnings Press Release
7	Corporate Profile
8	Contact Information
9	Important Notes Including Non-GAAP Disclosures
11	Consolidated Balance Sheets
12	Consolidated Statements of Operations for the Three and Twelve Months Ended December 31, 2017
13	Funds from Operations for the Three and Twelve Months Ended December 31, 2017
14	Adjusted Funds From Operations and Other Financial Information for the Three and Twelve Months Ended December 31, 2017
15	Market Capitalization as of December 31, 2017
15	Ratio of Debt to Total Undepreciated Assets as of December 31, 2017
15	Ratio of Company Share of Net Debt to EBITDA as of December 31, 2017
16	Same Property Net Operating Income for the Three and Twelve Months Ended December 31, 2017
17	Net Operating Income by Quarter
18	Consolidated Joint Venture Summary as of December 31, 2017
19	Summary of Outstanding Debt as of December 31, 2017
20	Maturity Schedule of Outstanding Debt as of December 31, 2017
22	Unsecured Public Debt Covenants
23	Top 10 Retail Tenants by Total Gross Leasable Area
24	Top 25 Tenants by Annualized Base Rent
25	Retail Leasing Spreads
26	Lease Expirations – Operating Portfolio
27	Lease Expirations – Retail Anchor Tenants
28	Lease Expirations – Retail Shops
29	Lease Expirations – Office Tenants and Other
30	Development Projects Under Construction
31	Under Construction Redevelopment, Reposition, and Repurpose Projects
32	Redevelopment, Reposition, and Repurpose Opportunities
33	2017 Property Dispositions
34	Geographic Diversification – Annualized Base Rent by Region and State
35	Operating Retail Portfolio Summary Report
40	Operating Office Properties and Other
41	Components of Net Asset Value
42	Earnings Guidance – 2018

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PRESS RELEASE

Contact Information:
Dan Sink
EVP & CFO
(317) 577-5609
dsink@kiterealty.com

Kite Realty Group Trust Reports Fourth Quarter and Full Year 2017 Operating Results and
Releases 2018 Guidance

Indianapolis, Ind., February 1, 2018 - Kite Realty Group Trust (NYSE: KRG) (the “Company”) announced today its operating results for the fourth quarter and full year ended December 31, 2017, and its 2018 guidance. Financial statements, exhibits, and reconciliations of non-GAAP measures attached to this release include the details of the Company’s results.
Fourth Quarter Highlights

•	Generated net income attributable to common shareholders of $2.3 million, or $0.03 per diluted common share.

•	Realized Funds From Operations of the Operating Partnership (“FFO”), as defined by NAREIT, of $42.8 million, or $0.50 per diluted common share.

•	Increased Same-Property Net Operating Income (“NOI”) 1.5% compared to the same period in the prior year.

•	Realized small shop leased percentage of 90.5% at the end of the year, an increase of 160 basis points over the prior year.

•	Executed 745,137 square feet of new and renewal leases on 131 individual spaces.

•	Generated aggregate rent spreads on 102 comparable new and renewal leases of 7.2% on a cash basis and 11.2% on a GAAP basis.

•	Completed two of the Company’s Redevelopment, Repurpose and Reposition (“3-R”) projects with cumulative costs totaling $8.9 million and a projected annualized return of 10.1%.

•	Increased quarterly common dividend by 5.0% to $0.3175 per share.

Full Year Highlights

•	Generated net income attributable to common shareholders of $11.9 million, or $0.14 per diluted common share.

•	Realized FFO, as defined by NAREIT, of $174.7 million, or $2.04 per diluted common share.

•	Increased Same-Property NOI 2.9% for the comparable operating portfolio, or 3.2% excluding the impact of the 3-R initiative.

•	Achieved comparable and non-comparable new lease ABR of $23.46 compared to the portfolio average of $16.32, or a 44% premium.

•	Executed over 2.3 million square feet of new and renewal leases on 393 individual spaces.

•	Generated aggregate rent spreads on 298 comparable new and renewal leases of 9.0% on a cash basis and 13.3% on a GAAP basis.

•
Completed the sale of four assets generating $78 million of gross proceeds: Cove Center in Stuart, Florida; The Shops at Village Walk in Fort Myers, Florida; Clay Marketplace in Birmingham, Alabama; and Wheatland Towne Crossing in Dallas, Texas.

•	Maintained a well-laddered debt maturity schedule, with only $82.4 million of debt maturing through 2020 and a weighted average maturity of 5.5 years across the Company’s debt portfolio.

•	Completed development project at Parkside Town Commons, Phase II, and the expansion of Holly Springs, Phase II, transitioning both to our operating portfolio at 95.4% and 100% leased, respectively.

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“Our 2017 results demonstrate the successful execution of our strategic plan,” said John Kite, Chairman and Chief Executive Officer. “Operationally, we continue to see strong demand for our well-positioned real estate, as evidenced by our small shops leased at 90.5% and our signing 298 comparable leases at a 13.3% spread on a GAAP basis. From a capital allocation perspective, we continued to execute by completing seven 3-R projects at a 12.3% yield and selling four assets for $78 million in gross proceeds. In 2018, we look forward to furthering our strategic objectives as we remain focused on operating fundamentals, expanding our relationships with strong, competitive retailers, and selling non-core assets to reach our target leverage.”
Financial & Portfolio Results
Financial Results
Net income attributable to common shareholders for the three months ended December 31, 2017, was $2.3 million, compared to $3.4 million for the same period in 2016. For the twelve months ended December 31, 2017, net income attributable to common shareholders was $11.9 million, compared to $1.2 million for the twelve months ended December 31, 2016. Full year 2017 results included a $7.4 million operating property impairment, while full year 2016 results included $2.8 million in transaction costs.
For the three months ended December 31, 2017, FFO, as defined by NAREIT, was $42.8 million, or $0.50 per diluted common share, compared to $42.1 million, or $0.49 per diluted common share, for the same period in the prior year. For the three months ended December 31, 2017, FFO, as adjusted, was $42.8 million, or $0.50 per diluted common share, compared to $42.9 million, or $0.50 per diluted common share, for the same period in the prior year.
For the twelve months ended December 31, 2017, FFO, as defined by NAREIT, was $174.7 million, or $2.04 per diluted common share, compared to $170.6 million, or $2.00 per diluted common share, for the prior year. For the twelve months ended December 31, 2017, FFO, as adjusted, was $174.7 million, or $2.04 per diluted common share, compared to $175.8 million, or $2.06 per diluted common share, for the prior year. Full year 2017 results included the effects of $78 million of asset dispositions during the year.
Portfolio Operations
As of December 31, 2017, the Company owned interests in 117 operating and redevelopment properties totaling approximately 23.3 million square feet and two development projects currently under construction totaling 0.7 million square feet. The owned gross leasable area in the Company’s retail operating portfolio was 94.8% leased as of December 31, 2017, and the Company’s total portfolio was 94.4% leased. We exceeded our small-shop goal of 90% leased, reaching 90.5% at year-end, representing an increase of 160 basis points over last year-end and 80 basis points over the prior quarter.
Same-property NOI, which includes 104 operating properties, increased 1.5% in the fourth quarter compared to the same period in the prior year. The leased percentage of properties included in the same-property pool was 94.6% at December 31, 2017, compared to 95.3% in the same period in the prior year. For the full year, same-property NOI increased 2.9% compared to the same period in the prior year, or 3.2% excluding the impact of the Company’s 3-R initiative.
The Company executed leases on 131 individual spaces totaling 745,137 square feet during the fourth quarter of 2017, including 102 comparable new and renewal leases for 672,970 square feet. Cash rent spreads on comparable new and renewal leases executed in the quarter were 20.0% and 5.3%, respectively, for a blended cash rent spread of 7.2%. The blended leasing spread on a straight-line basis, which includes periodic contractual rent increases over the term of the lease, was 11.2%.
Several noteworthy tenants recently opened, including O2 Fitness at Holly Springs Towne Center (Raleigh, NC), Hobby Lobby at Parkside Town Commons (Raleigh, NC), Aldi at Bolton Plaza (Jacksonville, FL), Ross at Trussville Promenade (Birmingham, AL), and North Italia, Talbots, and Athleta, all at Rampart Commons (Las Vegas, NV).
Development and Redevelopment
As of December 31, 2017, we had two development projects under construction across the street from the University of Notre Dame campus. In the fourth quarter, the Company entered into a joint venture in which we own a 35% non-controlling interest to develop a full-service Embassy Suites hotel at Eddy Street Commons. In addition to the hotel, the development will include new upscale apartments, residential townhomes, condos, retail space, and a community center.
We completed construction on two 3-R projects during the fourth quarter: Bolton Plaza, Phase II (Jacksonville, FL) and Trussville Promenade (Birmingham, AL). The Company invested $8.9 million into these properties for a projected annualized return of 10.1%.

p. 4	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

The Company’s 3-R program currently includes seven projects under various stages of construction, with estimated combined costs ranging from $71.0 to $77.0 million and an estimated combined annualized return ranging from 8.0% to 9.0%. During the quarter, the Company commenced construction on one new 3-R project at Beechwood Promenade (Athens, GA), which will include a new 21,668 square foot lease with Michaels and a new outlot for Starbucks.
2018 Earnings Guidance
The Company is introducing guidance for 2018 FFO, as defined by NAREIT, in a range of $1.98 to $2.04 per diluted common share. The 2018 earnings guidance is based on the following key assumptions:
Operations

•	Increase in same-property NOI of 1.0% to 1.5% (including bad debt expense);

•	Year-end retail portfolio leased rate of 94.5% to 95.5%;

Investments

•	Dispositions of operating properties of +/- $60 million in the first quarter;

•	No acquisition or capital markets activity;

•	The effects of prior-year operating property dispositions of $78 million;

Other

•	General and administrative expense of $21.5 million to $22.5 million;

•	GAAP interest expense of $66 million to $67 million;

•	Non-cash below market lease amortization and straight line rent of $9.0 to $9.5 million;

•	Gain on sale of non-depreciable assets included in Other Property Related Revenue of $2 million to $3 million; and

•	Fee Revenue of $2.0 million to $2.5 million.

The 2018 earnings guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change. The Company may change its guidance during the year if actual or anticipated results vary from these or other assumptions, although the Company undertakes no obligation to do so.

Guidance Range For Full Year 2018	Low	High
Consolidated net income per diluted common share	$0.27	$0.33
Add: Depreciation, amortization and other	1.71	1.71
FFO, as defined by NAREIT, per diluted common share	$1.98	$2.04
Earnings Conference Call

The Company will conduct a conference call to discuss its financial results on Friday, February 2, 2018, at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available online on the Company’s corporate website at www.kiterealty.com. The dial-in numbers are (844) 309-0605 for domestic callers and (574) 990-9933 for international callers (passcode 7059307). In addition, a webcast replay link will be available on the corporate website.
About Kite Realty Group Trust

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of December 31, 2017, we owned interests in 117 operating and redevelopment properties totaling approximately 23.3 million square feet and two development projects currently under construction.
Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and identify additional opportunities to acquire or dispose of properties to further strengthen the Company. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns or otherwise in desirable trade areas. Dispositions are generally designed to increase the quality of our portfolio and to strengthen the Company’s balance sheet.

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Safe Harbor

Certain statements in this document that are not historical fact may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources; financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, its indebtedness; the level and volatility of interest rates; the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies; the competitive environment in which the Company operates; acquisition, disposition, development and joint venture risks; property ownership and management risks; the Company’s ability to maintain its status as a real estate investment trust for federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the impact of online retail and the perception that such retail has on the value of shopping center assets; risks related to the geographical concentration of the Company’s properties in Florida, Indiana and Texas; insurance costs and coverage; risks associated with cybersecurity attacks and the loss of confidential information and other business interruptions; and other factors affecting the real estate industry generally. The Company refers you to the documents filed by the Company from time to time with the SEC, specifically the section titled “Risk Factors” in the Company’s and the Operating Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which discuss these and other factors that could adversely affect the Company’s results. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

p. 6	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust (REIT) engaged primarily in the ownership and operation, acquisition, development and redevelopment of high-quality neighborhood and community shopping centers in select markets in the United States. As of December 31, 2017, we owned interests in 117 operating and redevelopment properties totaling approximately 23.3 million square feet and two development projects currently under construction.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our redevelopment and development portfolio, and identify additional opportunities to acquire or dispose of properties to further strengthen the Company. New investments are focused in the shopping center sector primarily in markets where we believe we can leverage our existing infrastructure and relationships to generate attractive risk-adjusted returns or otherwise in desirable trade areas. Dispositions are generally designed to increase the quality of our portfolio and to strengthen the Company’s balance sheet.

Company Highlights as of December 31, 2017

	# of Properties	Total GLA /NRA[1]	Owned GLA /NRA[1]
Operating Retail Properties	105	21,210,664	14,990,433
Operating Office Properties and Other	4	501,162	501,162
Redevelopment Properties	8	1,555,268	1,163,126
Total Operating and Redevelopment Properties	117	23,267,094	16,654,721
Development Projects	2	682,460	160,960
Total All Properties	119	23,949,554	16,815,681
	Retail	Office & Other	Total
Operating Properties – Leased Percentage[1]	94.8%	82.6%	94.4%
States			20

Stock Listing: New York Stock Exchange symbol: KRG

____________________
1	Excludes square footage of structures located on land owned by the company and ground leased to tenants.

p. 7	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contact:	Analyst Coverage:	Analyst Coverage:

Daniel R. Sink	Robert W. Baird & Co.	DA Davidson
EVP & CFO	Mr. RJ Milligan	Mr. James O. Lykins
Kite Realty Group Trust	(813) 273-8252	(503) 603-3041
30 South Meridian Street, Suite 1100	rjmilligan@rwbaird.com	jlykins@dadco.com
Indianapolis, IN 46204
(317) 577-5609	Bank of America/Merrill Lynch	Hilliard Lyons
dsink@kiterealty.com	Mr. Jeffrey Spector/Mr. Craig Schmidt	Ms. Carol L. Kemple
	(646) 855-1363/(646) 855-3640	(502) 588-1839
Transfer Agent:	jeff.spector@baml.com	ckemple@hilliard.com
craig.schmidt@baml.com
Broadridge Financial Solutions		KeyBanc Capital Markets
Ms. Kristen Tartaglione	Barclays	Mr. Jordan Sadler/Mr. Todd Thomas
2 Journal Square, 7th Floor	Mr. Ross Smotrich/Ms. Linda Tsai	(917) 368-2280/(917) 368-2286
Jersey City, NJ 07306	(212) 526-2306/(212) 526-9937	tthomas@keybanccm.com
(201) 714-8094	ross.smotrich@barclays.com	jsadler@keybanccm.com
linda.tsai@barclays.com
Stock Specialist:		Raymond James
	BTIG	Mr. Paul Puryear/Mr. Collin Mings
GTS	Mr. Michael Gorman	(727) 567-2253/(727) 567-2585
545 Madison Avenue	(212) 738-6138	paul.puryear@raymondjames.com
15th Floor	mgorman@btig.com	collin.mings@raymondjames.com
New York, NY 10022
(212) 715-2830	Capital One Securities, Inc.	Sandler O’Neill
	Mr. Christopher Lucas	Mr. Alexander Goldfarb
	(571) 633-8151	(212) 466-7937
	christopher.lucas@capitalone.com	agoldfarb@sandleroneill.com

	Citigroup Global Markets	Wells Fargo Securities, LLC
	Mr. Michael Bilerman/Ms. Christy McElroy	Mr. Jeffrey J. Donnelly, CFA /Ms. Tamara Fique
	(212) 816-1383/(212) 816-6981	(617) 603-4262/(443) 263-6568
	michael.bilerman@citigroup.com	jeff.donnelly@wellsfargo.com
	christy.mcelroy@citigroup.com	tamara.fique@wellsfargo.com

p. 8	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES

Interim Information
This Quarterly Financial Supplemental contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 to be filed on or about February 23, 2018, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements
This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to:

•
national and local economic, business, real estate and other market conditions, particularly in light of low growth in the U.S. economy as well as economic uncertainty caused by fluctuations in the prices of oil and other energy sources;

•	financing risks, including the availability of, and costs associated with, sources of liquidity;

•	our ability to refinance, or extend the maturity dates of, our indebtedness;

•	the level and volatility of interest rates;

•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;

•	the competitive environment in which the Company operates;

•	acquisition, disposition, development and joint venture risks;

•	property ownership and management risks;

•	our ability to maintain our status as a real estate investment trust for federal income tax purposes;

•	potential environmental and other liabilities;

•	impairment in the value of real estate property the Company owns;

•	the impact of online retail and the perception that such retail has on the value of shopping center assets;

•	risks related to the geographical concentration of our properties in Florida, Indiana and Texas;

•	insurance costs and coverage;

•	risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions;

•	other factors affecting the real estate industry generally; and

•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form

10-K for the fiscal year ended December 31, 2016, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Disclosures

Funds from Operations
Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"). The NAREIT white paper defines FFO as net income (determined in accordance with GAAP), excluding gains (or losses) from sales and impairments of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided FFO adjusted for accelerated amortization of debt issuance costs, transaction costs, a severance charge and a debt extinguishment loss in 2016. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes our presentation of FFO, as adjusted, provides investors with another financial measure that may facilitate comparison of operating performance between periods and among our peer companies. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. A reconciliation of net income (computed in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement.

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IMPORTANT NOTES INCLUDING NON-GAAP DISCLOSURES (CONTINUED)

Adjusted Funds from Operations
Adjusted Funds From Operations (“AFFO”) is a non-GAAP financial measure of operating performance used by many companies in the REIT industry. AFFO modifies FFO, as adjusted for certain cash and non-cash transactions not included in FFO, as adjusted. AFFO should not be considered an alternative to net income as an indication of the company's performance or as an alternative to cash flow as a measure of liquidity or ability to make distributions. Management considers AFFO a useful supplemental measure of the company’s performance. The Company’s computation of AFFO may differ from the methodology for calculating AFFO used by other REITs, and therefore, may not be comparable to such other REITs. A reconciliation of net income (computed in accordance with GAAP) to AFFO is included elsewhere in this Financial Supplement.

Net Operating Income and Same Property Net Operating Income
The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any.

The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the acquisition or disposition of properties during the particular period presented and thus provides a more consistent metric for the comparison of our properties. The year to date results represent the sum of the individual quarters, as reported.

NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs.

When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended December 31, 2017, the Company excluded eight redevelopment properties and the recently completed Northdale Promenade redevelopment from the same property pool that met these criteria and were owned in both comparable periods.

Earnings Before Interest Expense, Income Tax Expense, Depreciation and Amortization (EBITDA)
The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity.

Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results.

p. 10	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

($ in thousands)
	December 31, 2017	December 31, 2016
Assets:
Investment properties, at cost	$3,957,884	$3,996,065
Less: accumulated depreciation	(664,614)	(560,683)
	3,293,270	3,435,382
Cash and cash equivalents	24,082	19,874
Tenant and other receivables, including accrued straight-line rent of $31,747 and $28,703 respectively, net of allowance for uncollectible accounts	58,328	53,087
Restricted cash and escrow deposits	8,094	9,037
Deferred costs and intangibles, net	112,359	129,264
Prepaid and other assets	16,365	9,727
Total Assets	$3,512,498	$3,656,371
Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness, net	$1,699,239	$1,731,074
Accounts payable and accrued expenses	78,482	80,664
Deferred revenue and other liabilities	96,564	112,202
Total Liabilities	1,874,285	1,923,940
Commitments and contingencies
Limited Partners’ interests in the Operating Partnership and other redeemable noncontrolling interests	72,104	88,165
Shareholders’ Equity:
Kite Realty Group Trust Shareholders’ Equity:
Common Shares, $.01 par value, 225,000,000 shares authorized, 83,606,068 and 83,545,398 shares issued and outstanding at December 31, 2017 and December 31, 2016, respectively	836	835
Additional paid in capital	2,071,418	2,062,360
Accumulated other comprehensive income (loss)	2,990	(316)
Accumulated deficit	(509,833)	(419,305)
Total Kite Realty Group Trust Shareholders’ Equity	1,565,411	1,643,574
Noncontrolling Interests	698	692
Total Equity	1,566,109	1,644,266
Total Liabilities and Equity	$3,512,498	$3,656,371

p. 11	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

($ in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Revenue:
Minimum rent	$68,518	$68,622	$273,444	$274,059
Tenant reimbursements	18,252	17,791	73,000	70,482
Other property related revenue	1,772	2,461	11,998	9,581
Fee income	377	—	377	—
Total revenue	88,919	88,874	358,819	354,122
Expenses:
Property operating	12,693	12,469	49,643	47,923
Real estate taxes	10,796	10,511	43,180	42,838
General, administrative, and other	5,360	5,375	21,749	20,603
Transaction costs	—	—	—	2,771
Impairment charge	—	—	7,411	—
Depreciation and amortization	40,758	42,939	172,091	174,564
Total expenses	69,607	71,294	294,074	288,699
Operating income	19,312	17,580	64,745	65,423
Interest expense	(16,452)	(17,613)	(65,702)	(65,577)
Income tax benefit (expense) of taxable REIT subsidiary	36	(51)	100	(814)
Other expense, net	(101)	(75)	(415)	(169)
Income (loss) from continuing operations	2,795	(159)	(1,272)	(1,137)
Gains on sales of operating properties	—	4,059	15,160	4,253
Net income	2,795	3,900	13,888	3,116
Net income attributable to noncontrolling interests	(486)	(541)	(2,014)	(1,933)
Net income attributable to Kite Realty Group Trust common shareholders	$2,309	$3,359	$11,874	$1,183

Income per common share - basic	$0.03	$0.04	$0.14	$0.01
Income per common share - diluted	$0.03	$0.04	$0.14	$0.01

Weighted average common shares outstanding - basic	83,595,677	83,545,807	83,585,333	83,436,511
Weighted average common shares outstanding - diluted	83,705,764	83,571,663	83,690,418	83,465,500
Cash dividends declared per common share	$0.3175	$0.3025	$1.2250	$1.1650

p. 12	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

FUNDS FROM OPERATIONS[1]

($ in thousands, except per share data)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Funds From Operations ("FFO")
Consolidated net income	$2,795	$3,900	$13,888	$3,116
Less: net income attributable to noncontrolling interests in properties	(428)	(461)	(1,731)	(1,844)
Less: gains on sales of operating properties	—	(4,059)	(15,160)	(4,253)
Add: impairment charge	—	—	7,411	—
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	40,425	42,670	170,315	173,578
FFO of the Operating Partnership[1]	42,792	42,050	174,723	170,597
Less: Limited Partners' interests in FFO	(971)	(1,164)	(3,966)	(3,872)
FFO attributable to Kite Realty Group Trust common shareholders[1]	$41,821	$40,886	$170,757	$166,725
FFO, as defined by NAREIT, per share of the Operating Partnership - basic	$0.50	$0.49	$2.04	$2.00
FFO, as defined by NAREIT, per share of the Operating Partnership - diluted	$0.50	$0.49	$2.04	$2.00

FFO of the Operating Partnership[1]	$42,792	$42,050	$174,723	$170,597
Add: accelerated amortization of debt issuance costs (non-cash)	—	—	—	1,121
Add: transaction costs	—	—	—	2,771
Add: severance charge	—	—	—	500
Add: loss on debt extinguishment	—	819	—	819
FFO, as adjusted, of the Operating Partnership	$42,792	$42,869	$174,723	$175,808
FFO, as adjusted, per share of the Operating Partnership - basic	$0.50	$0.50	$2.04	$2.06
FFO, as adjusted, per share of the Operating Partnership - diluted	$0.50	$0.50	$2.04	$2.06

Weighted average common shares outstanding - basic	83,595,677	83,545,807	83,585,333	83,436,511
Weighted average common shares outstanding - diluted	83,705,764	83,571,663	83,690,418	83,465,500
Weighted average common shares and units outstanding - basic	85,580,898	85,488,234	85,566,272	85,374,910
Weighted average common shares and units outstanding - diluted	85,690,986	85,514,090	85,671,358	85,403,899

FFO, as defined by NAREIT, per diluted share
Consolidated net income	$0.03	$0.05	$0.16	$0.04
Less: net income attributable to noncontrolling interests in properties	(0.01)	(0.01)	(0.03)	(0.02)
Less: gains on sales of operating properties	—	(0.05)	(0.18)	(0.05)
Add: impairment charge	—	—	0.09	—
Add: depreciation and amortization of consolidated entities, net of noncontrolling interests	0.48	0.50	2.00	2.03
FFO, as defined by NAREIT, of the Operating Partnership per diluted share[1]	$0.50	$0.49	$2.04	$2.00

Add: accelerated amortization of debt issuance costs	—	—	—	0.01
Add: transaction costs	—	—	—	0.03
Add: severance charge	—	—	—	0.01
Add: loss on debt extinguishment	—	0.01	—	0.01
FFO, as adjusted, of the Operating Partnership per diluted share	$0.50	$0.50	$2.04	$2.06

____________________
1
“FFO of the Operating Partnership" measures 100% of the operating performance of the Operating Partnership’s real estate properties. “FFO attributable to Kite Realty Group Trust common shareholders” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

p. 13	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

ADJUSTED FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION

($ in thousands)
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Reconciliation of FFO, as adjusted, to Adjusted Funds from Operations (AFFO)
FFO, as adjusted, of the Operating Partnership	$42,792	$42,869	$174,723	$175,808
Add:
Depreciation of non-real estate assets	333	273	1,783	1,036
Amortization of deferred financing costs	662	776	2,676	3,400
Non-cash compensation expense	1,292	1,126	5,024	4,466
Less:
Straight-line rent	1,103	1,141	4,696	5,453
Market rent amortization income	1,162	1,042	3,677	6,863
Amortization of debt premium	713	793	2,913	3,801
Other cash and non-cash adjustments[1]	—	1,430	866	4,701
Capital expenditures[2]:
Maintenance capital expenditures[3]	639	586	2,863	1,588
Revenue enhancing tenant improvements – retail	1,135	1,106	12,689	7,238
Revenue enhancing tenant improvements – office	—	—	461	—
External lease commissions	467	628	1,893	2,083
Total AFFO of the Operating Partnership	$39,860	$38,318	$154,148	$152,983

Other Financial Information:
Scheduled debt principal payments	$1,240	$1,065	$4,949	$5,352
Capitalized interest cost	761	800	3,081	4,061
Mark to market lease amount in Deferred revenue and other liabilities on consolidated balance sheet	83,117	95,360
Acreage of undeveloped, vacant land in the operating portfolio[4]	46.9

	December 31, 2017	December 31, 2016
Investment properties, at cost:
Land, building and improvements[4]	$3,873,149	$3,885,223
Furniture, equipment and other	8,453	7,246
Land held for development	31,142	34,171
Construction in progress	45,140	69,425
Total	$3,957,884	$3,996,065

____________________
1	Reflects a non-cash termination fee for the quarter ended March 31, 2017 and terminated transaction costs and a severance charge for the twelve months ended December 31, 2016.
2	Excludes landlord work, tenant improvements and leasing commissions relating to development and redevelopment projects.
3	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
4	Includes undeveloped vacant land with a book value of $21.0 million at December 31, 2017.

p. 14	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

MARKET CAPITALIZATION AS OF DECEMBER 31, 2017

($ in thousands)
	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization
Equity Capitalization:
Total Common Shares Outstanding	97.7%	83,606,068
Operating Partnership ("OP") Units Outstanding	2.3%	1,974,830
Combined Common Shares and OP Units	100.0%	85,580,898
Market Price of Common Shares		$19.60
Total Equity Capitalization		1,677,386	50%
Debt Capitalization:
Company Consolidated Outstanding Debt		1,699,239
Plus: Debt Premium and Issuance Costs, net		1,411
Less: Partner Share of Consolidated Joint Venture Debt[1]		(13,373)
Company Share of Outstanding Debt		1,687,277
Less: Cash, Cash Equivalents, and Restricted Cash		(32,176)
Total Net Debt Capitalization		1,655,101	50%
Total Enterprise Value		$3,332,487	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF DECEMBER 31, 2017
Consolidated Undepreciated Real Estate Assets		$3,957,884
Company Share of Unconsolidated Real Estate Assets[2]		6,934
		3,964,818
Total Consolidated Debt		1,699,239
Plus: Debt Premium and Issuance Costs, net		1,411
Less: Cash, Cash Equivalents, and Restricted Cash		(32,176)
		$1,668,474
Ratio of Debt to Total Undepreciated Real Estate Assets		42.1%

RATIO OF COMPANY SHARE OF NET DEBT TO EBITDA AS OF DECEMBER 31, 2017
Company Share of Consolidated Debt		$1,687,277
Less: Cash, Cash Equivalents, and Restricted Cash		(32,176)
		1,655,101
Q4 2017 EBITDA, Annualized:
- Consolidated EBITDA	$240,280
- Unconsolidated EBITDA	136
- Minority Interest EBITDA[1]	(1,404)	239,012
Ratio of Company Share of Net Debt to EBITDA		6.9x

____________________
1	See page 18 for details.
2	Included in Prepaid and other assets on Consolidated Balance Sheets.

p. 15	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

SAME PROPERTY NET OPERATING INCOME (NOI)

($ in thousands)
	Three Months Ended December 31,			Twelve Months Ended December 31,
	2017	2016	% Change	2017	2016	% Change
Number of properties for the quarter[1]	104	104

Leased percentage at period end	94.6%	95.3%		94.6%	95.3%
Economic Occupancy percentage[2]	93.2%	93.3%		93.6%	93.0%

Minimum rent	$59,124	$57,940		$234,739	$228,652
Tenant recoveries	16,172	15,905		65,245	62,866
Other income	1,159	1,412		1,998	2,133
	76,455	75,257		301,982	293,651

Property operating expenses	(10,490)	(10,474)		(40,373)	(39,430)
Real estate taxes	(9,534)	(9,202)		(39,342)	(38,124)
	(20,024)	(19,676)		(79,715)	(77,554)
Same Property NOI[3]	$56,431	$55,581	1.5%	$222,267	$216,097	2.9%
Same Property NOI - excluding the impact of the 3-R initiative[4]			1.5%			3.2%

Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:
Net operating income - same properties	$56,431	$55,581		$222,267	$216,097
Net operating income - non-same activity[5]	9,546	10,886		46,156	49,078
Provision for bad debts - same properties	(547)	(573)		(2,427)	(1,814)
Other expense, net	(65)	(126)		(315)	(983)
General, administrative and other	(5,360)	(5,375)		(21,749)	(20,603)
Transaction costs	—	—		—	(2,771)
Impairment charge	—	—		(7,411)	—
Depreciation and amortization expense	(40,758)	(42,939)		(172,091)	(174,564)
Interest expense	(16,452)	(17,613)		(65,702)	(65,577)
Gains on sales of operating properties	—	4,059		15,160	4,253
Net income attributable to noncontrolling interests	(486)	(541)		(2,014)	(1,933)
Net income attributable to common shareholders	$2,309	$3,359		$11,874	$1,183

____________________
1	Same Property NOI excludes eight properties in redevelopment, the recently completed Northdale Promenade redevelopment as well as office properties (Thirty South Meridian and Eddy Street Commons).
2
Excludes leases that are signed but for which tenants have not yet commenced the payment of cash rent. Calculated as a weighted average based on the timing of cash rent commencement and expiration during the period.

3
Same Property NOI excludes net gains from outlot sales, straight-line rent revenue, bad debt expense and recoveries, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any.

4	See pages 31 and 32 for further detail of the properties included in the 3-R initiative.
5	Includes non-cash activity across the portfolio as well as net operating income from properties not included in the same property pool.

p. 16	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

NET OPERATING INCOME BY QUARTER

($ in thousands)
	Three Months Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Revenue:
Minimum rent[1]	$68,518	$67,585	$68,395	$68,946	$68,622
Tenant reimbursements	18,252	17,657	18,521	18,570	17,791
Other property related revenue[2]	358	1,252	5,267	1,858	1,016
Overage rent	780	82	16	266	904
Parking revenue, net[3]	218	138	137	81	188
	88,126	86,714	92,336	89,721	88,521
Expenses:
Property operating - Recoverable[4]	10,018	9,533	9,386	10,376	9,986
Property operating - Non-Recoverable[4]	2,417	2,053	2,573	2,318	2,172
Real estate taxes	10,638	10,675	11,095	10,198	10,469
	23,073	22,261	23,054	22,892	22,627
Net Operating Income - Properties	65,053	64,453	69,282	66,829	65,894
Other Expenses:
General, administrative, and other	(5,360)	(5,431)	(5,488)	(5,470)	(5,375)
Fee income	377	—	—	—	—
Impairment charge	—	—	—	(7,411)	—
	(4,983)	(5,431)	(5,488)	(12,881)	(5,375)
Earnings Before Interest, Taxes, Depreciation and Amortization	60,070	59,022	63,794	53,948	60,519
Depreciation and amortization	(40,758)	(42,793)	(42,710)	(45,830)	(42,939)
Interest expense	(16,452)	(16,372)	(16,433)	(16,445)	(17,613)
Income tax benefit (expense) of taxable REIT subsidiary	36	33	(3)	33	(51)
Other expense, net	(101)	(94)	(80)	(139)	(75)
Income (Loss) From Continuing Operations	2,795	(204)	4,568	(8,433)	(159)
Gains on sales of operating properties	—	—	6,290	8,870	4,059
Net income (loss)	2,795	(204)	10,858	437	3,900
Less: Net income attributable to noncontrolling interests	(486)	(418)	(678)	(432)	(541)
Net income (loss) attributable to Kite Realty Group Trust	$2,309	$(622)	$10,180	$5	$3,359
NOI/Revenue	73.8%	74.3%	75.0%	74.5%	74.4%
Recovery Ratios[5]
- Retail Properties	90.9%	89.9%	93.1%	92.0%	89.2%
- Consolidated	88.4%	87.4%	90.4%	90.3%	87.0%

____________________
1	Minimum rent includes $5.0 million in ground lease-related revenue for the three months ended December 31, 2017.
2	Other property related revenue for the three months ended December 31, 2017 includes $0.1 million of lease termination income.
3
Parking revenue, net represents the net operating results of the Eddy Street Parking Garage and the Union Station Parking Garage. In the three months ended December 31, 2017, this amount was calculated as revenue of $635,000 less real estate taxes and property operating expenses of $159,000 and $258,000, respectively.

4
Recoverable expenses include total management fee expense (or recurring G&A expense of $1.3 million) allocable to the property operations in the three months ended December 31, 2017, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt provision, ground rent, professional fees, and operating costs for Lake Lofts at Deerwood.

5	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

p. 17	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

CONSOLIDATED JOINT VENTURE SUMMARY - DECEMBER 31, 2017

($ in thousands)

Ownership
Joint Venture Entity	Location (MSA)	Owned GLA	KRG Ownership %	Current KRG Economic Ownership%[1]
Delray Marketplace	Delray, FL	260,255	50%	98%
Pan Am Plaza	Indianapolis, IN	—	85%	85%
Crossing at Killingly Commons	Killingly, CT	208,929	55%	90%
Territory Portfolio[2]	Las Vegas, NV	847,690	78%	94%
Balance Sheet		Current Partner Economic Ownership %
Joint Venture Entity	Debt Balance		Partner Share of Debt	Redeemable Noncontrolling Interest
Delray Marketplace	$56,850	2%	$1,138	$—
Pan Am Plaza	—	15%	—	—
Crossing at Killingly Commons	33,000	10%	3,300	10,070
Territory Portfolio[2]	148,940	6%	8,935	22,461
Total	$238,790		$13,373	$32,531
Income Statement
Joint Venture Entity			Quarterly Minority Interest	Annualized Minority Interest
Delray Marketplace			$—	$—	KRG has an 8% cumulative preferred return
Pan Am Plaza			—	—	Project currently in Land Held For Development
Crossing at Killingly Commons			132	528	Partner receives a fixed annual preferred payment of 5.5% on $9.6 million
Territory Portfolio[2]			219	876	Partner receives a fixed annual preferred payment of 4% on $21.9 million
Total			$351	$1,404

____________________
1	Economic ownership % represents the Company's share of cash flow.
2
Joint Venture includes six operating properties located in Las Vegas, Nevada. During the quarter, the Company partially redeemed a portion of our partner's ownership interest in the joint venture for $8.1 million that was settled in cash.

p. 18	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

SUMMARY OF OUTSTANDING DEBT AS OF DECEMBER 31, 2017

($ in thousands)
TOTAL OUTSTANDING DEBT[1]
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt	$1,562,423	92%	4.10%	5.6
Variable Rate Debt	138,227	8%	3.06%	4.1
Net Debt Premiums and Issuance Costs, Net	(1,411)	N/A	N/A	N/A
Total	$1,699,239	100%	4.02%	5.5

SCHEDULE OF MATURITIES BY YEAR
	Secured Debt
	Scheduled Principal Payments	Term Maturities	Unsecured Debt[2]	Total Outstanding Debt
2018	5,635	37,584	—	43,219
2019	5,975	—	—	5,975
2020	5,920	42,339	—	48,259
2021	4,625	159,875	260,100	424,600
2022	1,113	205,208	200,000	406,321
2023	806	214,940	95,000	310,746
2024	854	—	—	854,000
2025	904	—	80,000	80,904
2026 And Beyond	4,672	100	375,000	379,772
Net Debt Premiums and Issuance Costs, Net	(1,411)	—	—	(1,411)
Total	$29,093	$660,046	$1,010,100	$1,699,239

____________________
1
Fixed rate debt includes, and variable rate date excludes, the portion of such debt that has been hedged by interest rate derivatives. As of December 31, 2017, $435.5 million in variable rate debt is hedged for a weighted average 1.9 years.

2	This presentation reflects the Company's exercise of its option to extend the maturity date by one year to July 28, 2021 for the Company's unsecured credit facility.

Schedule of Debt Maturities
(In millions)
1,000
900
800
700
600
500
400
300
200
100
0
37.9
44.5
200.0
60.1
168.2
200.0
214.3
95.0
214.9
80.0
375.0
10.7
2018
2019
2020
2021
2022
2023
2024
2025
2026+
Mortgage Debt
Line of Credit
Unsecured Term Loans
Senior Unsecured Notes

(1) Chart excludes annual principal payments and net premiums on fixed rate debt.

p. 19	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2017

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of December 31, 2017	% of Total Outstanding

Whitehall Pike	CMBS	6.71%	7/5/2018	$4,569
Perimeter Woods	Jackson National Life Insurance	6.02%	9/1/2018	33,330
2018 Debt Maturities				37,899	2.2%

2019 Debt Maturities				—	—%

Fishers Station	Old National Bank	LIBOR + 225	1/4/2020	6,555
Lake City Commons/12th Street Plaza/University Town Center II	CMBS	5.70%	9/1/2020	20,700
Thirty South	Associated Bank	LIBOR + 205	12/31/2020	17,218
2020 Debt Maturities				44,473	2.6%

Waxahachie Crossing	CMBS	5.55%	3/1/2021	7,750
International Speedway Square	CMBS	5.77%	4/1/2021	19,017
Lima Marketplace	CMBS	5.80%	4/1/2021	8,383
Bell Oaks Centre	CMBS	5.59%	4/1/2021	6,548
Northcrest Shopping Center	CMBS	5.48%	5/1/2021	15,780
University Town Center	CMBS	5.48%	6/1/2021	18,690
Village at Bay Park	CMBS	5.58%	6/1/2021	9,183
Silver Springs Pointe	CMBS	5.03%	7/1/2021	8,800
Lake Mary Plaza	CMBS	5.10%	7/1/2021	5,080
Unsecured Credit Facility [2,3]	KeyBank (Admin. Agent)	LIBOR + 135	7/28/2021	60,100
Unsecured Term Loan[3]	KeyBank (Admin. Agent)	LIBOR + 130	7/28/2021	200,000
Bayport Commons	CMBS	5.44%	9/1/2021	11,906
Eddy Street Commons	CMBS	5.44%	9/1/2021	23,131
Four Property Pool Loan	CMBS	5.44%	9/1/2021	33,967
2021 Debt Maturities				428,335	25.2%

Centre at Panola, Phase I	CMBS	6.78%	1/1/2022	1,667
Delray Marketplace[4]	Bank of America	LIBOR + 160	2/5/2022	56,850
Palm Coast Landing	CMBS	5.00%	3/1/2022	22,274
Bayonne Crossing	CMBS	4.33%	4/1/2022	44,505
Saxon Crossing	CMBS	4.65%	7/1/2022	11,400
Merrimack Village Center	CMBS	4.36%	7/6/2022	5,445
Shops at Moore	CMBS	4.29%	9/1/2022	21,300
Shops at Julington Creek	CMBS	4.60%	9/1/2022	4,785
Centre Point Commons	CMBS	4.34%	10/1/2022	14,410
Unsecured Term Loan[3]	KeyBank (Admin. Agent)	LIBOR + 160	10/26/2022	200,000
Miramar Square	CMBS	4.16%	12/1/2022	31,625
2022 Debt Maturities				414,261	24.4%
See footnotes on next page

p. 20	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

MATURITY SCHEDULE OF OUTSTANDING DEBT AS OF DECEMBER 31, 2017 (CONTINUED)

($ in thousands)
Property	Lender	Interest Rate[1]	Maturity Date	Balance as of December 31, 2017	% of Total Outstanding

Centennial Gateway / Eastgate[5]	CMBS	3.81%	1/1/2023	$44,385
Crossing at Killingly Commons[5]	Huntington Bank	LIBOR + 170	1/1/2023	33,000
Centennial Center[5]	CMBS	3.83%	1/6/2023	70,455
Eastern Beltway[5]	CMBS	3.83%	1/6/2023	34,100
The Corner	CMBS	4.10%	3/1/2023	14,750
Chapel Hill	CMBS	3.78%	4/1/2023	18,250
Senior Unsecured Note	Various	4.23%	9/10/2023	95,000
2023 Debt Maturities				309,940	18.2%

Senior Unsecured Note	Various	4.47%	9/10/2025	80,000
Senior Unsecured Note	Various	4.00%	10/1/2026	300,000
Senior Unsecured Note	Various	4.57%	9/10/2027	75,000
Rampart Commons	CMBS	5.73%	6/10/2030	10,742
2024 And Beyond Debt Maturities				465,742	27.4%
NET PREMIUMS ON ACQUIRED DEBT & ISSUANCE COSTS				(1,411)
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET				$1,699,239

UNCONSOLIDATED DEBT
Embassy Suites at University of Notre Dame[6]	1st Source Bank	LIBOR + 250	7/1/2024	—

____________________
1	At December 29, 2017, one-month LIBOR was 1.56%.
2	Assumes Company exercises its option to extend the maturity date by one year
3	The Company has 100 unencumbered properties of which 93 are wholly owned and included in the unencumbered property pool of our unsecured facilities.
4	Property is held in a joint venture. The loan is guaranteed by Kite Realty Group, LP. See Joint Venture Summary on page 18 for additional detail.
5	Property is held in a joint venture. See Joint Venture Summary on page 18 for additional detail.
6	Total loan commitment is $33.8 million. Beginning on July 1, 2019 the loan will convert to a fixed rate loan with an interest rate of 5.02%. On August 1, 2020 the loan will begin amortizing.

p. 21	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

UNSECURED PUBLIC DEBT COVENANTS

	December 31, 2017	Threshold[1]

Total Debt to Undepreciated Assets	41.4%	<60%

Secured Debt to Undepreciated Assets	16.8%	<40%

Undepreciated Unencumbered Assets to Unsecured Debt	259.6%	>150%

Debt Service Coverage	3.5	>1.5x

Senior Unsecured Debt Ratings:
Moody's Investors Service	Baa3/Stable
Standard & Poor's Rating Services	BBB-/Stable

Liquidity ($ in thousands)
Cash and cash equivalents	$24,082
Availability under unsecured credit facility	373,799
	$397,881

____________________
1	For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the terms, refer to the Company's filings with the SEC.

p. 22	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

TOP 10 RETAIL TENANTS BY TOTAL GROSS LEASABLE AREA (GLA)

As of December 31, 2017

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2017.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA	Ground Lease GLA	Number of Anchor Owned Locations	Anchor Owned GLA
Wal-Mart Stores, Inc.[1]	15	2,578,323	6	203,742	811,956	9	1,562,625
Target Corporation	15	2,175,101	—	—	—	15	2,175,101
Lowe's Companies, Inc.	14	2,072,666	5	128,997	650,161	9	1,293,508
Home Depot Inc.	6	788,167	1	—	131,858	5	656,309
Kohl's Corporation	9	782,386	5	184,516	244,010	4	353,860
Publix Super Markets, Inc.	14	670,665	14	670,665	—	—	—
The TJX Companies, Inc. [2]	22	656,931	22	656,931	—	—	—
Ross Stores, Inc.	18	510,707	18	510,707	—	—	—
Bed Bath & Beyond, Inc. [3]	19	493,719	19	493,719	—	—	—
Petsmart, Inc.	19	390,843	19	390,843	—	—	—
Total	151	11,119,508	109	3,240,120	1,837,985	42	6,041,403

____________________
1	Includes Sam's Club, which is owned by the same parent company.
2	Includes TJ Maxx (13), Home Goods (2) and Marshalls (7), all of which are owned by the same parent company.
3	Includes Buy Buy Baby (4), Christmas Tree Shops (1) and Cost Plus (3), all of which are owned by the same parent company.

p. 23	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

TOP 25 TENANTS BY ANNUALIZED BASE RENT

As of December 31, 2017

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2017.

Tenant	Number of Stores	Leased GLA/NRA[1]	% of Total GLA/NRA of the Portfolio	Annualized Base Rent[2,3]	Annualized Base Rent per Sq. Ft.[3]	% of Total Portfolio Annualized Base Rent[3]
The TJX Companies, Inc.[4]	22	656,931	2.7%	$6,833	$10.40	2.5%
Publix Super Markets, Inc.	14	670,665	2.7%	6,739	10.05	2.5%
Petsmart, Inc.	19	390,843	1.6%	6,152	15.74	2.2%
Bed Bath & Beyond, Inc.[5]	19	493,719	2.0%	6,050	12.25	2.2%
Ross Stores, Inc.	18	510,707	2.1%	5,791	11.34	2.1%
Lowe's Companies, Inc.	5	128,997	0.5%	5,039	6.47	1.8%
Office Depot (9) / Office Max (6)	15	307,788	1.3%	4,242	13.78	1.6%
Dick's Sporting Goods, Inc.[6]	8	390,502	1.6%	4,167	10.67	1.5%
Nordstrom, Inc.	6	197,845	0.8%	3,995	20.19	1.5%
Michaels Stores, Inc.	14	295,066	1.2%	3,884	13.16	1.4%
Ascena Retail Group[7]	33	202,482	0.8%	3,817	18.85	1.4%
Wal-Mart Stores, Inc.[8]	6	203,742	0.8%	3,655	3.60	1.3%
LA Fitness	5	208,209	0.8%	3,447	16.56	1.3%
Best Buy Co., Inc.	6	213,604	0.9%	3,069	14.37	1.1%
Mattress Firm Holdings Corp (18) / Sleepy's (5)	23	105,001	0.4%	2,935	27.95	1.1%
Kohl's Corporation	5	184,516	0.8%	2,927	6.83	1.1%
Toys "R" Us, Inc.[9]	6	179,316	0.7%	2,924	11.82	1.1%
National Amusements	1	80,000	0.3%	2,898	36.22	1.1%
Petco Animal Supplies, Inc.	12	167,455	0.7%	2,819	16.83	1.0%
Ulta Beauty, Inc.	12	127,451	0.5%	2,559	20.08	0.9%
DSW Inc.	9	175,133	0.7%	2,491	14.22	0.9%
Stein Mart, Inc.	9	307,222	1.3%	2,378	7.74	0.9%
Frank Theatres	2	122,224	0.5%	2,311	18.91	0.8%
Hobby Lobby Stores, Inc.	5	271,254	1.1%	2,190	8.07	0.8%
Walgreens Boots Alliance, Inc.	4	67,212	0.3%	2,099	31.23	0.8%
TOTAL	278	6,657,884	27.1%	$95,412	$11.36	34.9%

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
2	Annualized base rent represents the monthly contractual rent for December 31, 2017 for each applicable tenant multiplied by 12. Annualized base rent does not include tenant reimbursements.
3	Annualized base rent and percent of total portfolio includes ground lease rent.
4	Includes TJ Maxx (13), Marshalls (7) and HomeGoods (2), all of which are owned by the same parent company.
5	Includes Bed Bath and Beyond (11), Buy Buy Baby (4) Christmas Tree Shops (1) and Cost Plus (3), all of which are owned by the same parent company.
6	Includes Dick's Sporting Goods (7) and Golf Galaxy (1), both of which are owned by the same parent company.
7	Includes Ann Taylor (5), Catherine's (2), Dress Barn (11), Lane Bryant (7), Justice Stores (4) and Maurices (4), all of which are owned by the same parent company.
8	Includes Sam's Club, which is owned by the same parent company.
9	Includes Babies "R" Us (3), and Toys "R" Us/Babies "R" Us combination stores (3), both of which are owned by the same parent company.

p. 24	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

RETAIL LEASING SPREADS

			Comparable Space[1,2]
Category	Total Leases	Total Sq. Ft.	Leases	Sq. Ft.	Prior Rent PSF[3]	New Rent PSF[4,5]	Cash Rent Spread	GAAP Rent Spread[6]	TI, LL Work, Lease Commissions PSF[7,8]
New Leases - Q4, 2017	48	155,805	19	83,638	$17.09	$20.51	20.0%	29.7%	$74.23
New Leases - Q3, 2017	39	92,089	18	44,091	$23.58	$28.04	18.9%	24.9%	$49.06
New Leases - Q2, 2017	51	164,214	23	71,828	$21.52	$25.27	17.4%	28.1%	$58.67
New Leases - Q1, 2017[9]	32	109,513	15	74,122	$10.20	$14.85	45.5%	47.5%	$34.37

Renewals - Q4, 2017	83	589,332	83	589,332	$16.47	$17.34	5.3%	8.8%	$0.73
Renewals - Q3, 2017	47	340,725	47	340,725	$16.40	$17.99	9.7%	16.4%	$1.63
Renewals - Q2, 2017	45	460,103	45	460,103	$14.07	$15.20	8.0%	11.3%	$2.42
Renewals - Q1, 2017[10]	48	399,851	48	399,851	$16.13	$16.89	4.7%	9.3%	$2.34

Total - Q4, 2017	131	745,137	102	672,970	$16.55	$17.74	7.2%	11.2%	$9.86
Total - Q3, 2017	86	432,814	65	384,816	$17.22	$19.14	11.1%	17.0%	$7.06
Total - Q2, 2017	96	624,317	68	531,931	$15.08	$16.56	9.8%	13.9%	$10.02
Total - Q1, 2017[10]	80	509,364	63	473,973	$15.20	$16.57	9.0%	13.7%	$7.34

________________
1
Comparable space leases on this report are included for retail properties only. Leases at our two office properties, Thirty South Meridian and Eddy Street, are included in the totals and ground leases are excluded.

2	Comparable leases represent those leases signed for which there was a former tenant within the last 12 months.
3	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
4	All amounts reported at lease execution.
5	Contractual rent represents contractual minimum rent per square foot for the first 12 months of the lease.
6	The aggregate spread on a straight-line basis over the contractual life of the lease to the comparable lease.
7	Includes redevelopment costs for tenant specific landlord work and tenant allowances provided to tenants at properties in the 3-R pipeline.
8	Excluding the costs associated with two anchor leases, the Q4, 2017 new lease costs were $50.27 psf.
9	Cash rent spread on comparable new leases for Q1, 2017, excluding one anchor lease, was 14.3%.
10	Cash renewal spread on comparable leases for Q1, 2017, excluding one strategic anchor renewal, was 5.5%. The aggregate spread excluding the one anchor renewal was 10.3%.

p. 25	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

LEASE EXPIRATIONS – OPERATING PORTFOLIO

As of December 31, 2017

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties;

•	Operating office properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2017.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3,4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2018	218	967,337	6.3%	$17,938	7.1%	$18.54	$68
2019	254	1,692,272	11.0%	25,225	10.0%	14.91	653
2020	255	2,078,070	13.4%	28,458	11.3%	13.69	1,592
2021	300	1,779,909	11.5%	29,724	11.8%	16.70	911
2022	314	2,167,081	14.0%	36,769	14.6%	16.97	1,240
2023	227	1,915,798	12.4%	32,155	12.8%	16.78	1,979
2024	101	902,748	5.8%	16,589	6.6%	18.38	288
2025	82	776,566	5.0%	13,604	5.4%	17.52	806
2026	80	767,131	5.0%	11,292	4.5%	14.72	1,320
2027	83	793,480	5.1%	12,671	5.0%	15.97	358
Beyond	92	1,613,068	10.5%	27,250	10.8%	16.89	10,678
	2,006	15,453,460	100.0%	$251,674	100.0%	$16.29	$19,892

____________________
1	Lease expiration table reflects rents in place as of December 31, 2017 and does not include option periods; 2018 expirations include 15 month-to-month tenants. This column also excludes ground leases.
2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for December 2017 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.
4	55% of our annualized base rent is generated from tenants less than 16,000 square feet.

p. 26	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS[1]

As of December 31, 2017

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business or ground lease tenants who commenced paying rent as of December 31, 2017.

	Number of Expiring Leases[2]	Expiring GLA/NRA[3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2018	18	482,006	3.1%	$5,432	2.2%	$11.27	$—
2019	34	1,103,859	7.1%	10,789	4.3%	9.77	—
2020	39	1,538,271	10.0%	15,534	6.2%	10.10	1,111
2021	43	1,112,245	7.2%	12,925	5.1%	11.62	318
2022	53	1,434,297	9.3%	18,204	7.2%	12.69	745
2023	46	1,244,074	8.1%	17,651	7.0%	14.19	1,454
2024	21	593,523	3.8%	9,191	3.7%	15.49	—
2025	20	511,713	3.3%	7,112	2.8%	13.90	381
2026	16	512,101	3.3%	4,972	2.0%	9.71	750
2027	20	570,380	3.7%	6,839	2.7%	11.99	—
Beyond	37	1,401,881	9.1%	21,699	8.6%	15.48	6,377
	347	10,504,350	68.0%	$130,347	51.8%	$12.41	$11,135

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.
2	Lease expiration table reflects rents in place as of December 31, 2017 and does not include option periods.
3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.
4	Annualized base rent represents the monthly contractual rent for December 2017 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 27	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

LEASE EXPIRATIONS – RETAIL SHOPS

As of December 31, 2017

($ in thousands, except per square foot data)

This table includes the following:

•	Operating retail properties; and

•	Development/Redevelopment property tenants open for business as of December 31, 2017.

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2018	199	474,533	3.1%	$12,260	4.9%	$25.84	$68
2019	219	583,160	3.8%	14,335	5.7%	24.58	653
2020	214	526,488	3.4%	12,667	5.0%	24.06	481
2021	254	658,665	4.3%	16,570	6.6%	25.16	593
2022	256	667,764	4.3%	17,302	6.9%	25.91	495
2023	176	521,876	3.4%	13,038	5.2%	24.98	525
2024	77	234,999	1.5%	6,197	2.5%	26.37	288
2025	58	178,174	1.2%	5,074	2.0%	28.48	425
2026	64	255,030	1.7%	6,320	2.5%	24.78	570
2027	62	213,946	1.4%	5,562	2.2%	26.00	358
Beyond	55	211,187	1.4%	5,550	2.2%	26.28	4,301
	1,634	4,525,822	29.3%	$114,874	45.6%	$25.38	$8,757

____________________
1
Lease expiration table reflects rents in place as of December 31, 2017, and does not include option periods; 2018 expirations include 15 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land we own and ground leased to tenants.
3	Annualized base rent represents the monthly contractual rent for December 2017 for each applicable tenant multiplied by 12. Excludes tenant reimbursements and ground lease revenue.

p. 28	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

LEASE EXPIRATIONS – OFFICE TENANTS AND OTHER

As of December 31, 2017

($ in thousands, except per square foot data)

	Number of Expiring Leases[1]	Expiring GLA/NRA[2]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent[3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2018	1	10,798	0.1%	$246	0.1%	$22.81
2019	1	5,253	—%	101	—%	19.25
2020	2	13,311	0.1%	256	0.1%	19.25
2021	3	8,999	0.1%	229	0.1%	25.49
2022	5	65,020	0.4%	1,263	0.5%	19.43
2023	5	149,848	1.0%	1,466	0.6%	9.79
2024	3	74,226	0.5%	1,201	0.5%	16.19
2025	4	86,679	0.6%	1,418	0.6%	16.36
2026	—	—	—%	—	—%	—
2027	1	9,154	0.1%	270	0.1%	29.50
Beyond	—	—	—%	—	—%	—
	25	423,288	2.7%	$6,452	2.6%	$15.24

____________________
1	Lease expiration table reflects rents in place as of December 31, 2017 and does not include option periods. This column also excludes ground leases.
2	Lease expiration table reflects rents in place as of December 31, 2017 and does not include option periods. This column also excludes ground leases.
3	Annualized base rent represents the monthly contractual rent for December 2017 for each applicable tenant multiplied by 12. Excludes tenant reimbursements.

p. 29	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

DEVELOPMENT PROJECTS UNDER CONSTRUCTION

As of December 31, 2017

($ in thousands)

Project	Company Ownership %	MSA	Projected Stabilization Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[4]	Percent of Owned GLA Pre-Leased/ Committed	KRG Share of Total Estimated Project Cost	KRG Share of Cost Incurred as of December 31, 2017	Major Tenants and Non-owned Anchors
Embassy Suites at the University of Notre Dame	35%	South Bend	Q4 2018	152,460	152,460	NA	NA	$13,895	$3,840	Embassy Suites full-service hotel
Eddy Street Commons at Notre Dame, IN - Phase II 5	100%	South Bend	Q4 2020	8,500	530,000	—%	—%	8,447	1,247	Ground lease with multi-family developer on 450 units; 8,500 square feet of owned retail.
Total				160,960	682,460	—%	—%	$22,342	$5,087

Projected Annualized Development / Redevelopment Cash NOI Summary
Remaining Under Construction Development / Redevelopment Cash NOI (excluding hotel)	$5,322
Remaining Transitional Development / Redevelopment Cash NOI	2,162
Total Remaining Annual Cash NOI	$7,484

Summary of Construction In Progress on Consolidated Balance Sheet:
Under Construction Development / Redevelopment CIP	$13,423
Transitional Development / Redevelopment CIP	289
Lake Lofts at Deerwood - Jacksonville, FL	11,714
Holly Springs Towne Center - Phase III	5,791
Various tenant improvements and small projects	13,923
Construction In Progress on Consolidated Balance Sheet	$45,140

____________________
1	Stabilization date represents near completion of project construction and substantial occupancy of the property.
2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Includes tenants that have taken possession of their space or have begun paying rent.
5
Total estimated cost of all components of Eddy Street Phase II equals $89.2 million. This consists of KRG estimated project cost ($8.4 million), Tax Increment Financing ($16.1 million), and residential apartments and townhomes to be ground subleased to unrelated third party ($64.7 million).

6	Total Estimated Project Cost of $13.9 million reflects Kite's pro-rata share of the gross project cost ($45.7 million) after deducting the TIF contribution ($6 million)

p. 30	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, AND REPURPOSE PROJECTS

($ in thousands)

Property	Location (MSA)	Description	Projected ROI	Projected Cost	Percentage of Cost Spent	Est. Stabilized Period
Beechwood Promenade*	Athens	Backfilling vacant anchor and shop space with Michaels, and construction of outlot for Starbucks.	8.5% - 9.5%	$8,000 - $9,000	18%	2H 2018
Burnt Store Marketplace*	Punta Gorda	Demolition and rebuild of a 45,000 square foot Publix under a new 20 year lease, as well as additional center upgrades.	10.5% - 11.5%	$9,000 - $10,000	92%	1H 2018
Centennial Center A	Las Vegas	Reposition of two retail buildings totaling 14,000 square feet, as well as Panera Bread outlot. Addition of traffic signal and other significant building/site enhancements.	10.0% - 11.0%	$4,000 - $5,000	51%	2H 2018
City Center*	New York City	Reactivating street-level retail components and enhancing overall shopping experience within multi-level project.	6.5% - 7.0%	$17,000 - $17,500	88%	1H 2018
Fishers Station*	Indianapolis	Demolition and expansion of previous anchor space and replacement with a Kroger ground lease. Center upgrades and new shop space.	9.5% - 10.5%	$10,500 - $11,500	80%	2H 2018
Portofino Shopping Center, Phase II	Houston	Demolition and expansion of vacant space to accommodate Nordstrom Rack; rightsizing of existing Old Navy, and relocation of shop tenants.	8.0% - 8.5%	$6,500 - $7,000	69%	1H 2018
Rampart Commons*	Las Vegas	Relocating, re-tenanting, and renegotiating leases as a part of new development plan. Upgrades to building façades and hardscape throughout the center.	7.0% - 7.5%	$16,000 - $17,000	37%	2H 2018

UNDER CONSTRUCTION REDEVELOPMENT, REPOSITION, REPURPOSE TOTALS			8.0% - 9.0%	$71,000 - $77,000	64%

COMPLETED PROJECTS DURING Q4 2017

Property	Location (MSA)	Description	Annual Projected ROI	Cost
Bolton Plaza, Phase II	Jacksonville	Replaced vacant shop space with Marshalls and a ground lease with Aldi, as well as additional center upgrades.	10.5%	$5,217
Trussville Promenade [1]	Birmingham	Replaced vacant small shops with a 22,000 square foot Ross.	9.5%	$3,695

COMPLETED PROJECTS TOTALS			10.1%	$8,912

____________________
1	Refers to Trussville I
*	Asterisk represents redevelopment assets removed from the operating portfolio.

p. 31	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

REDEVELOPMENT, REPOSITION, AND REPURPOSE OPPORTUNITIES

($ in thousands)

Property	Type of Project	Location (MSA)	Description
Courthouse Shadows*	Redevelopment	Naples	Recapture of natural lease expiration; demolition of the site to add mixed use format and outparcel development.
Hamilton Crossing Centre*	Redevelopment	Indianapolis	Recapture of lease expiration; substantially enhancing merchandising mix and replacing vacant anchor tenant.
Centennial Center B	Reposition	Las Vegas	General building enhancements to five remaining outparcels. Addition of two restaurants to anchor the small shop building.
The Corner*	Repurpose	Indianapolis	Creation of a mixed use (retail and multi-family) development to replace an unanchored small shop center.

Total Targeted Return			9.0% - 11.0%
Total Expected Cost			$40,000 - $56,000

____________________
1	Reposition refers to less substantial asset enhancements based on internal costs.
*	Asterisk represents redevelopment assets removed from the operating portfolio.
Note:
These opportunities are merely potential at this time and are subject to various contingencies, many of which are beyond the Company's control. Targeted return is based upon our current expectations of capital expenditures, budgets, anticipated leases and certain other factors relating to such opportunities. The actual return on these investments may not meet our expectations.

p. 32	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

2017 PROPERTY DISPOSITIONS

($ in thousands)

DISPOSITIONS

Property Name	MSA	Date Sold	Sales Price
Cove Center	Stuart, FL	3/31/2017
Clay Marketplace	Birmingham, AL	5/25/2017
The Shops at Village Walk	Fort Myers, FL	5/25/2017
Wheatland Towne Crossing	Dallas, TX	6/27/2017
Total			$77,742

p. 33	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

GEOGRAPHIC DIVERSIFICATION – ANNUALIZED BASE RENT BY REGION AND STATE

As of December 31, 2017

($ in thousands)

	Total Operating Portfolio Excluding Developments and Redevelopments		Developments and Redevelopments[2]		Total Operating Portfolio Including Developments and Redevelopments
Region/State	Owned GLA/NRA[1]	Annualized Base Rent	Owned GLA/NRA[1]	Annualized Base Rent	Number of Properties	Owned GLA/NRA[1]	Annualized Base Rent - Ground Leases	Total Annualized Base Rent	Percent of Annualized Base Rent
Florida
Florida	4,211,900	$61,602	220,597	$1,278	37	4,432,497	$3,885	$66,765	24.6%

Southeast
North Carolina	1,175,864	21,847	—	—	9	1,175,864	3,745	25,592	9.4%
Georgia	394,413	5,013	331,198	3,361	4	725,611	511	8,885	3.3%
Tennessee	406,444	6,113	—	—	2	406,444	—	6,113	2.3%
South Carolina	515,232	5,548	—	—	3	515,232	—	5,548	2.0%
Alabama	463,836	4,267	—	—	1	463,836	151	4,418	1.6%
Total Southeast	2,955,789	42,788	331,198	3,361	19	3,286,987	4,407	50,556	18.6%

Mid-Central
Texas	1,981,230	31,331	—	—	10	1,981,230	1,082	32,413	11.9%
Oklahoma	822,273	11,267	—	—	5	822,273	1,188	12,455	4.6%
Texas - Other	107,400	591	—	—	1	107,400	—	591	0.2%
Total Mid-Central	2,910,903	43,189	—	—	16	2,910,903	2,270	45,459	16.7%

Midwest
Indiana - Retail	2,169,100	28,998	178,758	1,619	23	2,347,858	1,171	31,788	11.7%
Indiana - Other	369,556	5,017	152,460	—	3	522,016	—	5,017	1.8%
Illinois	310,879	4,219	—	—	3	310,879	—	4,219	1.6%
Ohio	236,230	2,162	—	—	1	236,230	—	2,162	0.8%
Wisconsin	82,238	1,170	—	—	1	82,238	381	1,551	0.6%
Total Midwest	3,168,003	41,566	331,218	1,619	31	3,499,221	1,552	44,737	16.5%

West
Nevada	844,942	18,829	79,455	1,462	7	924,397	3,963	24,254	8.9%
Utah	392,050	6,916	—	—	2	392,050	68	6,984	2.6%
Arizona	79,902	2,357	—	—	1	79,902	—	2,357	0.8%
Total West	1,316,894	28,102	79,455	1,462	10	1,396,349	4,031	33,595	12.3%

Northeast
New York	—	—	361,618	9,448	1	361,618	—	9,448	3.5%
New Jersey	245,696	5,545	—	—	2	245,696	2,251	7,796	2.9%
Virginia	397,835	7,302	—	—	1	397,835	294	7,596	2.8%
Connecticut	205,683	3,250	—	—	1	205,683	1,034	4,284	1.6%
New Hampshire	78,892	1,162	—	—	1	78,892	168	1,330	0.5%
Total Northeast	928,106	17,259	361,618	9,448	6	1,289,724	3,747	30,454	11.3%
	15,491,595	$234,506	1,324,086	$17,168	119	16,815,681	$19,892	$271,566	100.0%

____________________
1	Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It also excludes the square footage of Union Station Parking Garage.
2	Represents the eight redevelopment and two development projects not in the retail operating portfolio.

p. 34	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT

As of December 31, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per SqFt	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Alabama
Trussville Promenade	Birmingham	1999	463,836	376,010	87,826	95.2%	100.0%	74.5%	$9.67	Wal-Mart, (Sam's Club)	Regal Cinemas, Marshalls, Big Lots, PetSmart, Dollar Tree, Ross Dress for Less, (Kohl's)
Arizona
The Corner	Tucson	2008	79,902	55,883	24,019	100.0%	100.0%	100.0%	29.50	Total Wine & More	Nordstrom Rack, Panera Bread, (Home Depot)
Connecticut
Killingly Commons[3]	Killingly	2010	205,683	148,250	57,433	96.9%	100.0%	89.0%	16.30	Stop & Shop Supermarket, (Target)	TJ Maxx, Bed Bath & Beyond, Michaels, Petco, Staples, Lowe's Home Improvement Center
Florida
12th Street Plaza	Vero Beach	1978/2003	135,016	121,376	13,640	100.0%	100.0%	100.0%	10.05	Publix	Stein Mart, Tuesday Morning
Bayport Commons	Tampa	2008	97,163	71,540	25,623	64.5%	58.0%	82.6%	18.45	(Target)	PetSmart, Michaels
Bolton Plaza	Jacksonville	1986/2014	154,555	136,195	18,360	100.0%	100.0%	100.0%	9.76	Aldi	LA Fitness, Academy Sports, Marshalls, Panera Bread
Centre Point Commons	Bradenton	2007	119,275	93,574	25,701	100.0%	100.0%	100.0%	17.50		Best Buy, Dick's Sporting Goods, Office Depot, Panera Bread, (Lowe's Home Improvement Center)
Cobblestone Plaza	Ft. Lauderdale	2011	133,220	68,169	65,051	84.9%	70.4%	100.0%	30.78	Whole Foods	Party City
Colonial Square	Fort Myers	2010	186,609	150,505	36,104	69.7%	71.9%	60.6%	13.06		Kohl's, Hobby Lobby, PetSmart,
Delray Marketplace[3]	Miami	2013	260,181	118,136	142,045	99.3%	100.0%	98.6%	26.35	Publix	Frank Theatres, Burt & Max's, Carl's Patio, Ann Taylor Loft, Chicos, White House Black Market
Estero Town Commons	Naples	2006	25,696	—	25,696	80.4%	—%	80.4%	14.72		Lowe's Home Improvement Center, Dollar Tree
Gainesville Plaza	Gainesville	1970/2015	162,309	125,162	37,147	92.3%	100.0%	66.4%	9.44	Save a Lot	Ross Dress for Less, Burlington, 2nd and Charles
Hunter's Creek Promenade	Orlando	1994	119,729	55,999	63,730	100.0%	100.0%	100.0%	14.67	Publix
Indian River Square	Vero Beach	1997/2004	142,592	109,000	33,592	92.5%	100.0%	68.2%	11.43	(Target)	Beall's, Office Depot, Dollar Tree
International Speedway Square	Daytona	1999/2013	233,424	203,405	30,019	98.3%	100.0%	86.7%	11.30	Total Wine & More	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods, Shoe Carnival
Kings Lake Square	Naples	1986/2014	88,588	45,600	42,988	95.5%	100.0%	90.8%	18.50	Publix
Lake City Commons	Lake City	2008	65,723	45,600	20,123	100.0%	100.0%	100.0%	14.82	Publix
Lake City Commons - Phase II	Lake City	2011	16,291	12,131	4,160	100.0%	100.0%	100.0%	15.62	Publix	PetSmart
Lake Mary Plaza	Orlando	2009	21,370	14,880	6,490	100.0%	100.0%	100.0%	37.49		Walgreens
Lakewood Promenade	Jacksonville	1948/1998	196,739	77,840	118,899	85.8%	100.0%	76.6%	12.42	Winn Dixie	SteinMart, Starbuck's, Salon Lofts
Lithia Crossing	Tampa	2003/2013	90,505	53,547	36,958	98.7%	100.0%	96.8%	15.19	The Fresh Market	Stein Mart, Chili's, Panera Bread
Miramar Square	Ft. Lauderdale	2008	224,737	137,505	87,232	86.6%	85.5%	93.6%	16.07		Kohl's, Miami Children's Hospital, Dollar General
Northdale Promenade	Tampa	1985/2017	173,862	118,269	55,593	99.4%	100.0%	98.1%	12.84	(Winn Dixie)	TJ Maxx, Ulta Beauty, Beall's, Crunch Fitness, Tuesday Morning
Palm Coast Landing at Town Square	Palm Coast	2010	168,352	100,822	67,530	98.6%	100.0%	96.6%	18.91	(Target)	Michaels, PetSmart, Ross Dress for Less, TJ Maxx, Ulta Beauty
Pine Ridge Crossing	Naples	1993	105,962	66,435	39,527	100.0%	100.0%	100.0%	17.92	Publix, (Target)	Ulta Beauty, (Beall's)
Pleasant Hill Commons	Orlando	2008	70,643	45,600	25,043	98.3%	100.0%	95.2%	15.15	Publix
Riverchase Plaza	Naples	1991/2001	78,291	48,890	29,401	100.0%	100.0%	100.0%	16.31	Publix

See footnotes on page 39

p. 35	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sq. ft.	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Saxon Crossing	Orange City	2009	119,907	95,304	24,603	94.2%	100.0%	71.9%	$15.00	(Target)	Hobby Lobby, LA Fitness, (Lowe's Home Improvement Center)
Shoppes of Eastwood	Orlando	1997	69,076	51,512	17,564	98.1%	100.0%	92.5%	13.53	Publix
Shops at Eagle Creek	Naples	1983/2013	70,768	50,187	20,581	98.4%	100.0%	94.3%	15.81	The Fresh Market	Staples, (Lowe's Home Improvement Center), Panera Bread
Tamiami Crossing	Naples	2016	121,705	121,705	—	100.0%	100.0%	—%	12.51	Aldi, (Wal-Mart)	Marshalls, Michaels, PetSmart, Ross Dress for Less, Stein Mart, Ulta Beauty
Tarpon Bay Plaza	Naples	2007	82,528	60,139	22,389	96.6%	100.0%	87.5%	17.80	(Target)	PetSmart, Cost Plus World Market, Staples, Panera Bread
Temple Terrace	Temple Terrace	2012	90,328	58,798	31,530	92.9%	100.0%	79.6%	10.55	Winn Dixie	Burger King
The Landing at Tradition	Port St. Lucie	2007	360,276	290,396	69,880	83.8%	86.1%	74.2%	16.00	(Target)	TJ Maxx, Ulta Salon, Bed Bath & Beyond, LA Fitness, Michaels, Old Navy, PetSmart, Pier 1, DSW, Five Below
The Shops at Julington Creek	Jacksonville	2011	40,219	21,038	19,181	96.5%	100.0%	92.6%	19.43	The Fresh Market
Tradition Village Center	Port St. Lucie	2006	84,084	45,600	38,484	95.5%	100.0%	90.2%	17.08	Publix
Waterford Lakes Village	Orlando	1997	77,971	51,703	26,268	98.4%	100.0%	95.2%	13.13	Winn Dixie
Georgia
Mullins Crossing	Evans	2005	251,712	205,716	45,996	100.0%	100.0%	100.0%	12.73	(Target)	Ross Dress for Less, Babies "R" Us, Kohls, La-Z Boy, Marshalls, Office Max, Petco, Ulta Beauty, Panera Bread
Publix at Acworth	Atlanta	1996	69,640	37,888	31,752	98.3%	100.0%	96.2%	12.52	Publix
The Centre at Panola	Atlanta	2001	73,061	51,674	21,387	100.0%	100.0%	100.0%	13.04	Publix
Illinois
Fox Lake Crossing	Chicago	2002	99,136	65,977	33,159	90.7%	100.0%	72.2%	13.34	Dominick's Finer Foods	Dollar Tree
Naperville Marketplace	Chicago	2008	83,743	61,683	22,060	100.0%	100.0%	100.0%	13.83	(Caputo's Fresh Market)	TJ Maxx, PetSmart,
South Elgin Commons	Chicago	2011	128,000	128,000	—	100.0%	100.0%	—%	14.55	(Target)	LA Fitness, Ross Dress for Less, Toys "R" Us/Babies "R" Us
Indiana
54th & College	Indianapolis	2008	—	—	—	—%	—%	—%	0.00	The Fresh Market
Beacon Hill	Crown Point	2006	56,820	11,043	45,777	98.0%	100.0%	97.5%	16.09	(Strack & Van Till)	(Walgreens), Jimmy John's, Rosati's, Great Clips
Bell Oaks Centre	Newburgh	2008	94,958	74,122	20,836	100.0%	100.0%	100.0%	12.17	Schnuck's Market
Boulevard Crossing	Kokomo	2004	124,634	74,440	50,194	94.7%	100.0%	86.7%	14.83		Petco, TJ Maxx, Ulta Beauty, Shoe Carnival, (Kohl's)
Bridgewater Marketplace	Indianapolis	2008	25,975	—	25,975	86.8%	—%	86.8%	20.58		(Walgreens), The Local Eatery, Original Pancake House
Castleton Crossing	Indianapolis	1975/2012	286,377	247,710	38,667	100.0%	100.0%	100.0%	11.86		TJ Maxx/Home Goods, Burlington, Shoe Carnival, Value City Furniture, K&G Menswear, Chipotle, Verizon, Five Below
Cool Creek Commons	Indianapolis	2005	124,272	53,600	70,672	93.8%	100.0%	89.2%	18.30	The Fresh Market	Stein Mart, McAlister's Deli, Beauty Brands, Buffalo Wild Wings, Pet People
Depauw University Bookstore and Café	Greencastle	2012	11,974	—	11,974	100.0%	—%	100.0%	9.17		Folletts, Starbucks
Eddy Street Commons at Notre Dame	South Bend	2009	87,991	20,154	67,837	96.0%	100.0%	94.8%	25.59		Hammes Bookstore & Cafe, Chipotle, Urban Outfitters, Five Guy's, Kilwin's, Blaze Pizza
Geist Pavilion	Indianapolis	2006	63,910	29,700	34,210	100.0%	100.0%	100.0%	16.98		Ace Hardware, Goodwill, Ale Emporium, Pure Barre
Glendale Town Center	Indianapolis	1958/2008	393,002	329,546	63,456	97.8%	100.0%	86.6%	7.33	(Target)	Macy’s, Staples, Landmark Theaters, Pei Wei, LensCrafter's, Panera Bread, (Walgreens), (Lowe's Home Improvement Center)
Greyhound Commons	Indianapolis	2005	9,152	—	9,152	100.0%	—%	100.0%	13.60
See footnotes on page 39

p. 36	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors[4]	Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops
Lima Marketplace	Fort Wayne	2008	100,461	71,521	28,940	94.8%	100.0%	81.8%	$14.81	Aldi, (Wal-Mart)	PetSmart, Office Depot, Aldi, Dollar Tree
Rangeline Crossing	Indianapolis	1986/2013	100,196	47,962	52,234	99.0%	100.0%	98.2%	22.21	Earth Fare	Walgreens, Panera Bread, Pet Valu, City BBQ
Rivers Edge	Indianapolis	2011	150,428	117,890	32,538	100.0%	100.0%	100.0%	21.92		Nordstrom Rack, The Container Store, Arhaus Furniture, Bicycle Garage of Indy, Buy Buy Baby, J Crew Mercantile
Stoney Creek Commons	Indianapolis	2000/2013	84,330	84,330	—	64.1%	64.1%	—%	13.44		LA Fitness, Goodwill, (Lowe's Home Improvement Center)
Traders Point I	Indianapolis	2005	279,646	238,721	40,925	74.7%	71.6%	93.0%	14.99		Dick's Sporting Goods, AMC Theatre, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart, Books-A-Million
Traders Point II	Indianapolis	2005	45,977	—	45,977	92.2%	—%	92.2%	26.42
Whitehall Pike	Bloomington	1999	128,997	128,997	—	100.0%	100.0%	—%	7.86		Lowe's Home Improvement Center
Nevada
Cannery Corner[3]	Las Vegas	2008	30,738	—	30,738	94.4%	—%	94.4%	36.19	(Sam's Club)	Chipotle, Five Guys, (Lowe's Home Improvement Center)
Centennial Center[3]	Las Vegas	2002	334,377	158,196	176,181	88.6%	85.3%	91.6%	24.53	Sam's Club, Wal-Mart	Ross Dress for Less, Big Lots, Famous Footwear, Michaels, Party City, Petco, Rhapsodielle, Home Depot
Centennial Gateway[3]	Las Vegas	2005	193,085	139,913	53,172	91.8%	92.1%	91.2%	24.19	Trader Joe's	24 Hour Fitness, Sportsman's Warehouse, Walgreens
Eastern Beltway Center[3]	Las Vegas	1998/2006	159,938	83,982	74,956	98.1%	100.0%	96.0%	24.46	Sam's Club, Wal-Mart	Office Max, Petco, Ross Dress for Less, Skechers, (Home Depot)
Eastgate Plaza[3]	Las Vegas	2002	96,594	53,030	43,564	79.9%	76.4%	84.1%	23.45	(Wal-Mart)	99 Cent Only Store, Party City
Lowe's Plaza[3]	Las Vegas	2007	30,210	—	30,210	67.6%	—%	67.6%	27.89		Anytime Fitness, Starbucks, (Lowe's Home Improvement Center)
New Hampshire
Merrimack Village Center	Merrimack	2007	78,892	54,000	24,892	100.0%	100.0%	100.0%	14.72	Supervalue/Shaw's
New Jersey
Bayonne Crossing	Bayonne	2011	106,137	52,219	53,918	97.0%	100.0%	94.1%	28.28	Wal-Mart	Michaels, New York Sports Club, Lowe's Home Improvement Center
Livingston Shopping Center	Newark	1997	139,559	133,125	6,434	95.4%	100.0%	—%	19.77		Cost Plus, Buy Buy Baby, Nordstrom Rack, DSW, TJ Maxx, Ulta Beauty
North Carolina
Holly Springs Towne Center - Phase I	Raleigh	2013	207,566	109,233	98,333	92.2%	100.0%	83.4%	16.87	(Target)	Dick's Sporting Goods, Marshalls, Petco, Ulta Beauty, Michaels
Holly Springs Towne Center - Phase II	Raleigh	2016	145,009	111,843	33,166	100.0%	100.0%	100.0%	17.98	(Target)	Bed Bath & Beyond, DSW, AMC Theatre/Carmike, 02 Fitness
Memorial Commons	Goldsboro	2008	111,022	73,876	37,146	100.0%	100.0%	100.0%	13.26	Harris Teeter/Kroger	Office Depot
Northcrest Shopping Center	Charlotte	2008	133,674	65,576	68,098	95.1%	100.0%	90.5%	22.65	(Target)	REI Co-Op, David's Bridal, Dollar Tree, Old Navy, Five Below
Oleander Place	Wilmington	2012	45,530	30,144	15,386	100.0%	100.0%	100.0%	17.03	Whole Foods
Parkside Town Commons - Phase I	Raleigh	2015	55,390	22,500	32,890	100.0%	100.0%	100.0%	24.35	Harris Teeter/Kroger, (Target)	Petco, Guitar Center
Parkside Town Commons - Phase II	Raleigh	2017	291,713	191,988	99,725	97.5%	100.0%	92.5%	19.66	(Target)	Frank Theatres, Golf Galaxy, Hobby Lobby, Stein Mart, Chuy's, Starbucks, Panera Bread, Levity Live
Perimeter Woods	Charlotte	2008	125,646	105,262	20,384	100.0%	100.0%	100.0%	21.10		Best Buy, Off Broadway Shoes, Office Max, PetSmart, Lowe's Home Improvement Center
Toringdon Market	Charlotte	2004	60,314	26,072	34,242	100.0%	100.0%	100.0%	21.49	Earth Fare
See footnotes on page 39

p. 37	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %					Other Retailers[4]
			Total	Anchors	Shops	Total	Anchors	Shops	ABR per Sqft	Grocery Anchor[4]
Ohio
Eastgate Pavilion	Cincinnati	1995	236,230	231,730	4,500	100.0%	100.0%	100.0%	$9.15		Best Buy, Dick's Sporting Goods, Value City Furniture, Petsmart, DSW, Bed Bath & Beyond
Oklahoma
Belle Isle Station	Oklahoma City	2000	164,407	92,783	71,624	98.5%	100.0%	96.5%	17.35	(Wal-Mart)	Shoe Carnival, Old Navy, Ross Stores, Nordstrom Rack, Babies "R" Us, Ulta Beauty
Shops at Moore	Moore	2010	260,530	187,916	72,614	94.7%	100.0%	80.9%	12.16		Bed Bath and Beyond, Best Buy, Hobby Lobby, Office Depot, PetSmart, Ross Dress for Less, (JC Penny)
Silver Springs Pointe	Oklahoma City	2001	48,474	20,515	27,959	79.1%	100.0%	63.7%	15.88	(Sam's Club), (Wal-Mart)	Kohls, Office Depot, (Home Depot)
University Town Center	Norman	2009	158,375	77,097	81,278	91.3%	100.0%	83.0%	18.00	(Target)	Office Depot, Petco, TJ Maxx, Ulta Beauty
University Town Center Phase II	Norman	2012	190,487	133,546	56,941	93.0%	100.0%	76.7%	12.68	(Target)	Academy Sports, DSW, Home Goods, Michaels, Kohls, Guitar Center
South Carolina
Hitchcock Plaza	Augusta-Aiken	2006	252,370	214,480	37,890	88.8%	89.7%	84.2%	10.38		TJ Maxx, Ross Dress for Less, Academy Sports, Bed Bath and Beyond, Farmers Home Furniture, Old Navy, Petco
Publix at Woodruff	Greenville	1997	68,055	47,955	20,100	100.0%	100.0%	100.0%	11.17	Publix
Shoppes at Plaza Green	Greenville	2000	194,807	172,136	22,671	94.7%	94.1%	100.0%	13.33		Bed Bath & Beyond, Christmas Tree Shops, Sears, Party City, Shoe Carnival, AC Moore, Old Navy
Tennessee
Cool Springs Market	Nashville	1995	230,980	172,712	58,268	99.5%	100.0%	97.9%	15.78	(Kroger)	Dick's Sporting Goods, Marshalls, Buy Buy Baby, DSW, Staples, Jo-Ann Fabric, Panera Bread
Hamilton Crossing - Phase II & III	Alcoa	2008	175,464	135,737	39,727	94.8%	100.0%	77.2%	14.95		Dicks Sporting Goods, Michaels, Old Navy, PetSmart, Ross Dress for Less
Texas[4]
Chapel Hill Shopping Center	Fort Worth	2001	126,989	43,450	83,539	94.6%	100.0%	91.7%	25.23	H-E-B Grocery	The Container Store, Cost Plus World Market
Colleyville Downs	Dallas	2014	190,895	142,073	48,822	97.8%	100.0%	91.3%	12.99	Whole Foods	Westlake Hardware, Vineyard's Antique Mall, Goody Goody Liquor, Petco
Kingwood Commons	Houston	1999	164,366	74,836	89,530	100.0%	100.0%	100.0%	19.99	Randall's Food and Drug	Petco, Chico's, Talbots, Ann Taylor
Market Street Village/ Pipeline Point	Fort Worth	1970/2011	156,621	136,742	19,879	100.0%	100.0%	100.0%	13.06		Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby, Party City
Plaza at Cedar Hill	Dallas	2000/2010	302,458	244,065	58,393	100.0%	100.0%	100.0%	13.34	Sprouts Farmers Market	DSW, Ross Dress for Less, Hobby Lobby, Office Max, Marshalls, Toys “R” Us/Babies “R” Us, Home Goods
Plaza Volente	Austin	2004	156,296	105,000	51,296	97.2%	100.0%	91.4%	17.41	H-E-B Grocery
Portofino Shopping Center	Houston	1999/2010	386,647	218,909	167,738	95.5%	100.0%	89.7%	19.73	(Sam's Club)	DSW, Michaels, PGA Superstore, SteinMart, PetSmart, Old Navy, TJ Maxx, Nordstrom Rack
Sunland Towne Centre	El Paso	1996/2014	306,454	265,037	41,417	98.9%	100.0%	91.7%	12.02	Sprouts Farmers Market	PetSmart, Ross, Bed Bath & Beyond, Specs Fine Wines

See footnotes on page 39

p. 38	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

OPERATING RETAIL PORTFOLIO SUMMARY REPORT (CONTINUED)

As of December 31, 2017

Property[1]	Location (MSA)	Year Built/ Renovated	Owned GLA[2]			Leased %			ABR per Sqft	Grocery Anchors	Other Retailers
			Total	Anchors	Shops	Total	Anchors	Shops
Waxahachie Crossing	Waxahachie	2010	97,127	72,191	24,936	100.0%	100.0%	100.0%	$14.76		Best Buy, PetSmart, Ross Dress for Less, (Home Depot), (JC Penny)
Westside Market	Dallas	2013	93,377	70,000	23,377	100.0%	100.0%	100.0%	16.13	Randall's Tom Thumb
Utah
Draper Crossing	Salt Lake City	2012	164,080	115,916	48,164	95.0%	100.0%	82.8%	15.63	Kroger/Smith's	TJ Maxx, Dollar Tree, Downeast Home
Draper Peaks	Salt Lake City	2012	227,970	101,464	126,506	97.6%	100.0%	95.6%	20.14		Michaels, Office Depot, Petco, Quilted Bear, Ross Dress for Less, (Kohl's)
Virginia
Landstown Commons	Virginia Beach	2007	397,835	207,300	190,535	95.1%	100.0%	89.7%	19.31		Ross Dress for Less, Bed Bath & Beyond, Best Buy, PetSmart, Ulta Beauty, Walgreens, AC Moore, Kirkland's, Five Below, Office Max, (Kohl's)
Wisconsin
Village at Bay Park	Ashwaubenon	2005	82,238	23,878	58,360	88.5%	100.0%	83.7%	16.08		DSW, JC Penney, Kirkland's, Chico's, Dress Barn

Total			14,990,433	10,245,806	4,743,627	94.8%	96.7%	90.5%	$16.07
Total Including 3-R Properties not in the Operating Portfolio - see pages 30-32									$16.32

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1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2017, except for Greyhound Commons and 54th & College.
3	See Joint Venture Summary on page 18.
4	Tenants within parentheses are non-owned.

p. 39	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

OPERATING OFFICE PROPERTIES AND OTHER

As of December 31, 2017

($ in thousands, except per square foot data)

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Office and Other Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Office Properties
Thirty South Meridian[2]	Indianapolis	1905/2002	Redeveloped	287,928	70.7%	$3,762	60.7%	$18.47	Stifel, Kite Realty Group, Lumina Foundation
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Stand-alone Office Components of Retail Properties
Eddy Street Office (part of Eddy Street Commons)[4]	South Bend	2009	Developed	81,628	100.0%	1,256	20.2%	15.38	University of Notre Dame Offices
Tradition Village Office (part of Tradition Village Square)	Port St. Lucie	2006	Acquired	24,206	87.4%	594	9.6%	28.05
Total Office Properties				393,762	77.8%	$5,611	90.5%	$18.31

Lessee of Land on Short Term Renewal
Burlington	San Antonio	1992/2000	Acquired	107,400	100.0%	$591	9.5%	$5.50	Burlington
				107,400	100.0%	$591	7.7%	$5.50

Total Office and Other				501,162	82.6%	$6,202	100.0%	$14.99

Multi-Family
Lake Lofts at Deerwood[5]	Jacksonville	2017	Developed	—	—	—	—		130 Apartment Units

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1	Annualized Base Rent represents the monthly contractual rent for December 2017 for each applicable property, multiplied by 12.
2	Annualized Base Rent includes $793,117 from the Company and subsidiaries as of December 31, 2017, which is eliminated for purposes of our consolidated financial statement presentation.
3	The garage is managed by a third party.
4	The Company also owns the Eddy Street Commons retail shopping center in South Bend, Indiana, along with a parking garage that serves a hotel and the office and retail components of the property.
5	Lake Lofts at Deerwood has 82 leases executed as of December 31, 2017.

p. 40	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

COMPONENTS OF NET ASSET VALUE

As of December 31, 2017

($ in thousands)

Cash Net Operating Income (NOI)		Supplemental Page No.:	Other Assets		Supplemental Page No.:
GAAP property NOI (incl. Ground Lease Revenue)	$65,053	17	Cash and cash equivalents	$24,082	11
Below-market lease intangibles, net	(1,162)	14	Tenant and other receivables (net of SLR)	26,581	11
Straight-line rent	(1,103)	14	Restricted cash and escrow deposits	8,094	11
Other property related revenue	(358)	17	Prepaid and other assets[1,7]	9,821	11
Ground lease ("GL") revenue	(4,973)	17, footnote 1	Undeveloped land in operating portfolio	21,000	14, footnote 4
Consolidated Cash Property NOI (excl. GL)	$57,457		Land held for development	31,142	14
Annualized Consolidated Cash Property NOI (excl. ground leases)	$229,828		CIP not in under construction development/redevelopment[2]	31,428	30
			Total Other Asset Value	$152,148

Adjustments To Normalize Annualized Cash NOI			Liabilities
Total projected remaining development / transitional redevelopment cash NOI [3,7]	7,484	30	Mortgage and other indebtedness	$(1,699,239)	11
Unconsolidated EBITDA	136	15	Accounts payable and accrued expenses	(78,482)	11
Pro forma adjustments[4]	—		Other liabilities[5]	(13,447)	11, 14
General and administrative expense allocable to property management activities included in property expenses ($1,300 in Q4)	5,200	17, footnote 4	Debt premium and issuance costs, net	(1,411)	15
Total Adjustments	12,820		Non-controlling redeemable joint venture interest	(32,531)	18
			Projected remaining under construction development/redevelopment[6,7]	(35,940)	30, 31
Annualized Normalized Portfolio Cash NOI (excl. Ground Leases)	$242,648		Total Liabilities	$(1,861,050)
Annualized Ground Lease NOI	19,892
Total Annualized Portfolio Cash NOI	$262,540		Common shares and units outstanding	85,580,898	15

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1	Excludes the Company's $2.5 million investment in an unconsolidated joint venture.
2	Includes CIP amounts for Lake Lofts at Deerwood, Holly Springs Town Center - Phase III, and miscellaneous tenant improvements and small projects.
3	Excludes the projected cash NOI and related cost from the 3-R opportunities outlined on page 32.
4	Current quarter cash NOI, annualized, for properties sold during the quarter.
5	Deferred revenue and other liabilities of $97 million less mark-to-market lease liability of $83 million.
6	Assumes mid-point of projected cost range ($74.0 million) for 3-R projects under construction and remaining cost on page 30 for development projects.
7	Excludes NOI, our share of CIP ($4.0 million) included in prepaid and other assets, and costs to complete for Embassy Suites at the University of Notre Dame.

p. 41	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17

EARNINGS GUIDANCE - 2018

2018 Guidance[1]
FFO per diluted share, as defined by NAREIT	$1.98 - $2.04

Key Assumptions
Disposition of operating properties in the first quarter	± $60 million
Same property NOI growth[2]	1.0% - 1.5%
Percent leased at year-end - Retail Portfolio	94.5% - 95.5%
General and administrative expenses	$21.5 million - $22.5 million
GAAP interest expense	$66 million - $67 million
Fee income	$2.0 million - $2.5 million
Gain on sale of non-depreciable assets included in other property related revenue	$2 million - $3 million
Non-cash items [3]	$9.0 million - $9.5 million

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1
The Company’s 2018 guidance is based on a number of factors, many of which are outside the Company’s control and all of which are subject to change.  The Company may change its guidance during the year if actual or anticipated results vary from these assumptions, although the Company undertakes no obligation to do so.

2	As defined on same property net operating income table on page 16 and includes bad debt expense.
3	Includes below market lease amortization and straight line rent.

p. 42	Kite Realty Group Trust Supplemental Financial and Operating Statistics –12/31/17